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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2010

                         United Financial Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                     000-52947               74-3242562
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(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)          Identification No.)

              95 Elm Street, West Springfield, Massachusetts 01089
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code): (413) 787-1700
                                                            --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17   CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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              CERTAIN OFFICERS.
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         (b) On March 11, 2010, G. Todd Marchant notified United Financial
Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, United Bank (the "Bank") of his intention to retire from the Boards of Directors of the Company and the Bank, in accordance with the Company's age limitation provisions. The retirement will be effective at the Company's 2010 annual meeting of shareholders to be held on April 15, 2010, at which point Mr. Marchant will continue as a Director Emeritus.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      United Financial Bancorp, Inc.




Date: March 12, 2010                  By: /s/ Richard B. Collins
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                                          Richard B. Collins
                                          President and Chief Executive Officer